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                                     [LOGO]

                              SOURCE CAPITAL, INC.

                              FIRST QUARTER REPORT
                                 March 31, 2000
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                             OFFICERS AND DIRECTORS

                                     [LOGO]

                              SOURCE CAPITAL, INC.

DIRECTORS

Willard H. Altman
Wesley E. Bellwood
Eric S. Ende
David Rees
Robert L. Rodriguez
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:

Symbols:  SOR Common Stock

          SOR+ Preferred Stock
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                             LETTER TO SHAREHOLDERS

INVESTMENT RESULTS

 Source Capital's total net assets increased to $456,768,629 from $444,388,091 at year-end. Net asset value per Common share increased to $52.12 at March 31, 2000 from $50.70 at year-end. In addition, a distribution of $1.10 was paid on the Common shares during the quarter.

 During this quarter, Source Capital's net asset value per share of Common Stock increased 5.2% while total net assets rose 4.8%, with both figures reflecting reinvestment of dividends and distributions paid during the period. These changes compare with a 10.1% increase during the quarter for the Russell 2500 Index, also on a reinvested basis.

NET INVESTMENT INCOME

 Net investment income increased during the quarter to $1,431,854 from $1,193,353 in the first quarter of 1999. After providing for Preferred dividends, net investment income per Common share amounted to $0.03 compared to less than $0.01 in the prior year.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.10 per share was paid on March 15, 2000 to shareholders of record on February 25, 2000. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Most recently, an increase in the distribution rate was approved by the Board of Directors on May 1, 2000, raising the annualized rate to $4.60 for the distribution payable June 15, 2000. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.60 Common distribution rate is dependent upon achieving total investment results which will sustain a net asset value of approximately $46.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on March 15, 2000 to shareholders of record on February 25, 2000. The increase in the Company's total net assets so far this year has led to an increase in the Preferred shares' asset coverage from 821% at year-end 1999 to 843% at March 31, 2000. The rise in net investment income in the first quarter increased Preferred dividend coverage to 121% compared to 101% in the first quarter of 1999.

MARKET PRICE OF SOURCE CAPITAL SHARES

 The market price of Source Capital Common Stock increased during the quarter from $48 1/4 at year-end 1999 to $50 at March 31, 2000. As this $1.75 increase in market price was more than the $1.42 rise in net asset value during the period, the market discount to net asset value of 4.8% at year-end 1999 decreased to 4.1% at March 31, 2000. The market price of Source Capital Preferred Stock finished the quarter unchanged at $28.

COMMENTARY

 As most of you are aware, Source Capital is a balanced investment company utilizing both equity and fixed-income securities. It has been some time since we have discussed our investment strategy in the fixed-income arena and we thought it would be a good idea to review this topic.

 Although there are many different types of fixed-income securities that a company such as Source Capital can invest in, we have currently chosen to focus on two specific areas: namely, straight corporate debt and convertible debt because of the attractive yields that they offer. As the portfolio is currently structured, the purpose of the fixed-income allocation is to
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provide coverage for the Preferred dividend that Source pays out. The Preferred shareholders receive an annual fixed dividend per share of Preferred Stock held. In order to pay out this Preferred dividend, we rely on three sources of gross income: (1) interest income from the fixed-income portfolio, (2) dividend income from our equity holdings, and (3) interest income on short-term investments.

 The interest income on the fixed-income portfolio is driven by two factors:
(1) the amount invested in the fixed-income area, also known as the asset allocation, and (2) the actual interest earned on the instruments in which we invest. Because we feel the equity portfolio will primarily drive the total return of Source Capital in the current economic environment, we have chosen to maintain a "lightly balanced" asset allocation. Approximately 80% of the portfolio is invested in equities with the remainder in fixed-income and cash. We currently have approximately $53 million invested in the fixed-income portfolio, which is roughly equal to the liquidation value of the Source Preferred Stock. In practical terms what this means is that, since the Source Preferred has a yield of 8.73%, our goal for any fixed-income investment is that it have a yield at least as high in order to cover the payout plus expenses. Typically, we have looked for investment yields greater than 9% at time of purchase.

 How do we find fixed-income securities that have a yield of at least 9%? We use a fundamental approach just as we do in the equity portion of the portfolio. We look at individual companies and focus on several factors:

    1)  the business model and its competitive position,

    2)  interest coverage after capital expenditures,

    3)  duration, and

    4)  portfolio diversification.

 An example of a typical fixed-income investment for us is the OFFSHORE LOGISTICS 6% convertible maturing on 12/15/03 with a yield-to-maturity of 10.0%. Offshore Logistics is a leading provider of helicopter transportation services to the oil and gas industry, and is the second largest provider in the United States offering crew and cargo transportation to rigs in the Gulf of Mexico. The company also provides services in the North Sea and off the coasts of South America and Africa. Accumulated during the period of late 1998 and early 1999, it is now one of the largest convertible positions in Source Capital with a position size of approximately 1.6% of total assets. Interest coverage, after maintenance capital expenditures, is greater than 2.5x for this B2 Moody's-rated security.

 As we look at the total portfolio, a logical question might be "How does the Source fixed-income portfolio compare to a relevant fixed-income benchmark?" Listed below are some of the salient characteristics of the portfolio measured against the Lehman Brothers Government/Corporate Index.

                                          SOURCE CAPITAL   LEHMAN G/C
                                          --------------   ----------
Quality Rating                                    BA1             AA1
Maturity                                    7.5 years      10.0 years
Duration                                    3.3 years       5.5 years
Yield-to-Maturity                               16.3%            6.9%

 As you can see, while the index has a AA1 investment-grade quality rating, the Source portfolio is rated BA1. This is not unexpected, given the yield requirements that we have placed on the portfolio. In order to maintain the higher yield required for the Preferred dividend payout, it is expected that the fixed-income portfolio will remain at less than investment grade for the foreseeable future. The maturity and duration of the portfolio are modestly shorter than that of the index. We have intentionally kept the duration of the portfolio short in order to mitigate risk. Having a shorter duration portfolio means that we are less sensitive to interest-rate risks and we can get a better handle on the near-term cash flows of the companies. With this comes increased confidence in their ability not only to pay us interest but also to return our principal. The yield-to-maturity of the portfolio, however, looks to be substantially higher than that of the index. This yield would be 280 basis points lower were it not for one investment in PATHMARK STORES that is currently under duress after a merger attempt was blocked by the Federal Trade Commission. This is a situation we continue to monitor closely and feel that the total impact to the portfolio will be minimal after Pathmark is restructured.

 In addition to the qualities listed in the table, there are other important factors that we employ in order to ensure the safety of the portfolio. First, we require that our investments have the capacity to cover interest expenses after deducting capital expenditures from their operating cash flow. Typically, we would look for a coverage ratio of at least 2x. This means that the company would weather any temporary reduction in operating margins due to macroeconomic or company specific issues and is generating free cash flow. The generation of free cash flow is critical in that the company will either have the cash on hand to repay us or at the very least is able to refinance the debt and pay us with the proceeds. Second, as with any portfolio, being either equity or fixed-income based, another method of limiting risk is through diversification. Again, we have taken this into account by limiting the amount of money we are willing to invest in any one fixed-income security to less than 2% of the assets.

 While the above discussion has focused entirely on corporate debt, Source does have the capability to invest in other types of debt such as Treasury and agency debt. At the current time, however, we feel that the values we are looking for have been more prevalent at the corporate level. This could change in the future depending on the interest-rate environment. For example, if we were able to generate the yields we desire from U.S. Government securities, we would gladly invest in them and enjoy the much reduced credit risk. In fact, a decade ago when interest rates were generally higher, Source Capital had a much larger percentage of the fixed-income assets invested in agency debt. Something else to keep in mind is what the fixed-income portfolio is not. It is not trying to beat any benchmark by a few basis points in total return. The portfolio is specifically geared toward providing a steady stream of income while at the same time seeking the safety of the principal.

 We hope that the above discussion has shed some light on our investment approach to the fixed-income portfolio of Source Capital. In summary, less than 20% of the assets will be devoted to fixed-income securities. The focus remains on fundamental research geared towards finding investments that preserve capital as well as provide a dependable stream of income.

 At the end of March, Julio de Puzo, Jr. elected to retire as President and Director of Source Capital after having served as an officer of the Company for over nineteen years and more recently as a director. We join the shareholders in thanking him for his many years of dedicated service and wish him well in his retirement.

                                             Respectfully submitted,

                                             [/S/ ERIC S. ENDE]

                                             Eric S. Ende
                                             President and
                                             Chief Investment Officer
                                             May 3, 2000
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                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended March 31, 2000

                                              Shares or       Ownership at
                                             Face Amount     March 31, 2000
                                           ---------------   ---------------
NET PURCHASES

COMMON STOCKS
Carnival Corporation.....................     225,000 shs.      461,600 shs.
Clayton Homes, Inc.......................     222,600 shs.    1,216,600 shs.
Donaldson Company, Inc...................      31,500 shs.      343,800 shs.
Landauer, Inc............................      42,100 shs.      387,100 shs.
Manitowoc Company, Inc., The.............     337,500 shs.      337,500 shs.
Martin Marietta Materials, Inc...........      66,600 shs.      138,600 shs.
O'Reilly Automotive, Inc.................     586,200 shs.    1,129,000 shs.

PREFERRED STOCK
ProLogis Trust (Series A)................      15,600 shs.       15,600 shs.

CONVERTIBLE SECURITIES
Checkpoint Systems, Inc. -- 5 1/4%
  2005...................................  $1,500,000        $4,000,000
Offshore Logistics, Inc. -- 6% 2003......  $2,000,000        $7,500,000

NON-CONVERTIBLE SECURITIES
Realty Income Corporation -- 8 1/4%
  2008...................................  $1,310,000        $1,310,000
United Stationers Inc. -- 8 3/8% 2008....  $1,000,000        $3,000,000

NET SALES

COMMON STOCKS
Adobe Systems Incorporated...............      91,700 shs.        --0--
Applied Graphics Technologies, Inc.......     774,380 shs.        --0--
Black Box Corporation....................       3,000 shs.      314,800 shs.
Circuit City Stores, Inc.................      22,000 shs.      268,600 shs.
Expeditors International of Washington,
  Inc....................................       9,000 shs.       78,200 shs.
KEMET Corporation........................     285,800 shs.      247,400 shs.
Methode Electronics, Inc. (Class A)......     177,200 shs.      338,200 shs.
Schlumberger Limited.....................      84,500 shs.        --0--
Strayer Education, Inc...................      13,900 shs.      298,200 shs.
Transocean Sedco Forex Inc...............      16,359 shs.        --0--

CONVERTIBLE SECURITIES
IVAX Corporation -- 6 1/2% 2001..........  $1,500,000             --0--
NovaCare, Inc. -- 5 1/2% 2000............  $5,250,000             --0--
Read-Rite Corporation -- 6 1/2% 2004.....  $1,000,000             --0--

                        COMPOSITION OF TOTAL NET ASSETS*
                                 March 31, 2000

Investment securities (cost $336,306,598):
  Common stocks............................................  $379,489,757
  Convertible bonds, debentures and preferred stocks.......    41,850,681
  Non-convertible bonds and debentures.....................    11,894,150
                                                             ------------
                                                             $433,234,588

Cash, receivables, short-term corporate notes, less
  liabilities..............................................    23,534,041
                                                             ------------
Total Net Assets at March 31, 2000.........................  $456,768,629
                                                             ============
Assets applicable to Preferred Stock at a liquidation
  preference
  of $27.50 per share (asset coverage 843%)................  $ 54,153,330
                                                             ============
Net Assets applicable to Common Stock -- $52.12 per
  share....................................................  $402,615,299
                                                             ============

                         SUMMARY FINANCIAL INFORMATION*

                                                       Three Months Ended
                                                         March 31, 2000
                                                    -------------------------
                                                       Total          Per
                                                        Net          Common
                                                       Assets        Share
                                                    ------------   ----------
Beginning of period...............................  $444,388,091     $50.70

Net realized gain on investments..................    21,569,442       2.80
Decrease in unrealized appreciation of
  investments.....................................    (2,346,692)     (0.31)
Income available to Common shareholders...........       250,327       0.03
Quarterly distribution to Common shareholders.....    (8,467,408)     (1.10)
Proceeds from shares issued for distributions
  reinvested......................................     1,374,869         --
                                                    ------------     ------
Net changes during period.........................  $ 12,380,538     $ 1.42
                                                    ------------     ------
End of period.....................................  $456,768,629     $52.12
                                                    ============     ======

                                                     Beginning        End
                                                     of Quarter    of Quarter
                                                    ------------   ----------
Common market price per share.....................   $48 1/4           $50
Common market discount from net asset value.......      4.8%          4.1%
Preferred asset coverage..........................      821%          843%
Preferred market price per share..................       $28           $28

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064